EXHIBIT 32.2

CERTIFICATION of CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lingerie Fighting Championships, Inc. on Form 10-Q for the quarter ended June 30, 2018 (the “Form 10-Q”), as filed with the Securities and Exchange Commission, Shaun Donnelly, Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of Lingerie Fighting Championships, Inc.

Dated: September 11, 2018	/s/ Shaun Donnelly
Shaun Donnelly Chief Financial Officer
Principal Accounting Officer
Principal Financial Officer

This certification accompanies the Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.